                                                            EXHIBIT 10.3

           RETAIL INSTALLMENT CONTRACT, NOTE & DISCLOSURE STATEMENT

            THIS AGREEMENT, made this ________ day of ________________ between

Seller                                      Buyer(s)

Address                                 AND Address

       (Hereinafter called Seller)                   (Hereinafter called Buyer)


                Property Where Improvements Will Be Located

The undersigned Buyer hereby purchases from the Seller the following described goods and services and promises to pay Seller or its Assignee the amounts shown on the terms shown below, and as security for the payment and performance of Buyer's obligations under this contract Buyer shall execute and deliver to the Seller a Contract for Labor and Materials and Trust Deed
on the property where improvements will be located and/or any other property offered as security. This is also a purchase money security interest.
===============================================================================
Complete description of the goods and work to be done and materials to be used.
                  (Attach specifications sheet if necessary)


- -------------------------------------------------------------------------------------------------------------------------------
ANNUAL                FINANCE              AMOUNT                   TOTAL OF                        TOTAL SALE PRICE
PERCENTAGE            CHARGE               FINANCED                 PAYMENTS
RATE
The cost of your      The dollar amount    The amount of credit     The amount you will have        The total cost of your
credit as a yearly    your credit will     provided to you or on    paid after you have made all    purchase credit, including
rate                  cost you.            your behalf.             payments as scheduled.          your downpayment of
                                                                                                    $
                 %    $                    $                        $                               $
- -------------------------------------------------------------------------------------------------------------------------------
Your payment schedule will be:
- -------------------------------------------------------------------------------------------------------------------------------
      Number of Payments          Amount of Payments                       When Payments are due
- -------------------------------------------------------------------------------------------------------------------------------
                                                                 Monthly beginning     days after loan disbursement.
                                                                                                Estimated Maturity Date    e
- -------------------------------------------------------------------------------------------------------------------------------
                                                                                                              ______________
                                                                                                         e means an estimate
PROPERTY INSURANCE IS REQUIRED:
You may obtain property insurance from any insurance company authorized to transact business in Texas that is acceptable to
Seller Security. You are giving a security interest in:
         / / The goods or property being purchased
         / / (brief description of other property)

LATE CHARGE: If a payment is late (        days or more after due date), you will be charged a late charge equal to       % of
the payment, not to exceed $

PREPAYMENT:  If you pay off early, you
             / / may         / / will not be entitled to a refund of part of the Finance Charge.

See other provisions of this document for any additional information about non-payment, default, any required repayment in full before the scheduled date, and prepayment refunds and penalties.
- -------------------------------------------------------------------------------------------------------------------------------

TO CONTACT                                ABOUT THIS ACCOUNT CALL            .
"THIS CONTRACT IS SUBJECT IN WHOLE OR IN PART TO TEXAS LAW WHICH IS ENFORCED BY THE CONSUMER CREDIT COMMISSIONER, 2601 NORTH LAMAR BOULEVARD, AUSTIN,
TEXAS 78705-4207. PHONE (512) 479-1285, (800) 538-1579. CONTACT THE
COMMISSIONER RELATIVE TO ANY INQUIRIES OR COMPLAINTS."

                        ITEMIZATION OF AMOUNT FINANCED

 Itemization of the Amount. Financed of $
   $                                      Amount given to you directly
   $                                      Amount given on your existing account
 Amount paid to others on your behalf
   $
   $
   $
   $
   $
   $

The face amount of the decreasing term credit life insurance, if any, is equal to the lesser of the principal balance owing to the creditor as such may exist from time to time or $20,000.00. The term of the insurance, if any, coincides with the length of the repayment schedule, subject however, to a maximum term of 12 years. The credit life policy will be written through ________________________________. Charges for recording, intangible taxes and title and credit examinations are borne by Seller. Buyer hereby acknowledges that he was not quoted any total sale price for the goods and services provided for in this contract other than the total sale price stated above. Buyer hereby acknowledges that this contract was completed as to all essential provisions before it was signed by Buyer, and two copies thereof were delivered to Buyer at the time this contract was signed. All of the terms and conditions on page 2 hereof are incorporated into this agreement by reference. Time is of the essence of this contract.
SELLER REPRESENTS THAT HIS NOTES, CONTRACTS AND/OR DEEDS OF TRUST ARE ROUTINELY SOLD TO FINANCIAL INSTITUTIONS, AND ANY COST ATTENDANT IS BORNE SOLELY AND ENTIRELY BY SELLER.

NOTICE TO THE BUYER: DO NOT SIGN THIS CONTRACT BEFORE YOU READ IT OR IF IT CONTAINS BLANK SPACES. YOU ARE ENTITLED TO A COPY OF THE CONTRACT YOU SIGN. UNDER THE LAW YOU HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND UNDER CERTAIN CONDITIONS MAY OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGE. KEEP THIS CONTRACT TO PROTECT YOUR LEGAL RIGHTS.
NOTICE: SEE PAGE 2 FOR IMPORTANT ADDITIONAL CONTRACT TERMS.
                                            CAUTION - IT IS IMPORTANT THAT YOU
                                            THOROUGHLY READ THE CONTRACT
                                            BEFORE YOU SIGN IT

____________________________________      X _________________________________
   (Seller)                                 (Buyer)


By _________________________________      X _________________________________
   (Title)                                  (Buyer)


"IMPORTANT NOTICE: YOU AND YOUR CONTRACTOR ARE RESPONSIBLE FOR MEETING THE TERMS AND CONDITIONS OF THIS CONTRACT. IF YOU SIGN THIS CONTRACT AND YOU FAIL TO MEET THE TERMS AND CONDITIONS OF THIS CONTRACT, YOU MAY LOSE YOUR LEGAL OWNERSHIP RIGHTS IN YOUR HOME. KNOW YOUR RIGHTS AND DUTIES UNDER THE LAW."

                    APPLICATION FOR GROUP CREDIT INSURANCE
I (we) are applying for the credit insurance marked below. My (our) signature below means that I (we) agree to pay the required premium contribution. I (we) understand that the insurance is voluntary and I (we) may terminate it at any time. The effective date of my (our) coverage will be the date of my (our) application or the date my (our) eligible loan is disbursed, whichever date is later. I (we) understand that fees may be paid by insurer in connection with this coverage to the sponsor of this plan and/or its affiliates or designates. The eligibility date is (subject to further provisions hereof) the later of the policy date the indebtedness is incurred. I (we) also agree that: 1. For life coverage to be effective, I am under age 67 and not prevented by injuries or illness from engaging in a work week of at least 20 hours per week on the effective date of coverage. 2. For joint life coverage, if selected, we are jointly and individually liable for the loan. (Joint debtors are spouses or business partners who are jointly and severally liable for repayment of the single indebtedness and are joint signers of the instrument of indebtedness.) 3. For disability coverage to be effective, I am under age 66 and working outside the home for wages or profit 30 hours or more a week on the effective date. Also, I certify that I will be under age
66 on the scheduled maturity date of my eligible loan. 4. A co-applicant is not eligible for disability insurance.

- -------------------------------------------------------------------------------------------------------------------------------
COVERAGE    / / Yes  /X/ No SINGLE LIFE: Total Cost    / / Yes   /X/ No      JOINT LIFE: Total Cost      Term of Insurance
REQUESTED   $                                          $
- -------------------------------------------------------------------------------------------------------------------------------


__________________________________________________        _____________________________________________________________________
(Applicant's Signature) Borrower 1 Last Name I Jr.        (Co-Applicant's Signature - Joint Life Only) Borrower 2 Last Name I

SF-TX-01-1 (Rev. 10/93)                                     Page 1 of 2

                          ADDITIONAL CONTRACT TERMS

     PREPAYMENT: If this debt is paid in full before the final scheduled payment date, Buyer may make such payment without penalty, except that resulting from the application of the actuarial refund method, less an amount of $12.00, and Seller shall refund or credit Buyer with that portion of the Finance Charge which shall be determined under the actuarial refund method, less an amount of $12.00, computed to the nearest scheduled payment date. If the debt is renewed or refinanced by Seller within a period of 90 DAYS from this date the undersigned shall be entitled to a daily pro rata refund or credit of the unearned portion of the original Finance Charge computed as of the date of such refinancing or renewal. No refund of less than $1.00 will be made.

     PAYMENTS: The final payment may be slightly more or less than the schedule of payments. The Finance Charge begins to accrue one month before first payment due date.

     DEFERRAL CHARGES: Deferral of one or more wholly unpaid scheduled payments, Buyer will pay an additional charge for each full month that any wholly unpaid scheduled payment is outstanding after the due date of each such scheduled payment equal to that portion of the Finance Charge which the amount of the deferred monthly scheduled payment bears to the sum of all monthly balances originally scheduled.

     SECURITY INTERESTS: Buyer grants Seller a purchase money security interest in the goods and services being purchased and a Contract for Labor and Materials and Trust Deed security interest in the real estate on a property where improvements will be located and a Contract for Labor and Materials and Trust Deed security interest in any other property offered as security, more particularly described in the Contract for Labor and Materials and Trust Deed entered into herewith, receipt of a copy of which Contract for Labor and Materials and Trust Deed is hereby acknowledged by Buyer. To further secure this contract Buyer waives, to the extent allowed by law, his personal property exemptions. Buyer grants Seller a security interest in insurance proceeds, and in any unearned insurance premiums. Buyer acknowledges that Seller's Contract for Labor and Material and Trust Deed rights are security for this Agreement.

     PROPERTY INSURANCE: The Buyer shall have the option of furnishing the required insurance either through policies of insurance owned or controlled by him or procuring and furnishing equivalent insurance coverages through any insurance company authorized to transact business in Texas that is acceptable to Seller. Buyer will insure the property and improvements for the term of the loan, against such casualties and in such manner as Seller shall require. All insurance policies shall be written for the benefit of Buyer and Seller as their interests may appear, and such policies or certificates evidencing the same shall be furnished to Seller within ten (10) days from date of this Agreement. All insurance policies shall provide at least 10 days' prior written notice of cancellation to Seller. If Buyer fails to provide such insurance or fails to pay the premium on any such insurance, Seller may at its option: (a) declare the contract/note in default, or (b) insure the property under a Vendor's Single Interest insurance policy with fire and/or extended coverage insurance, adding the cost of such insurance and a finance charge thereon in the maximum amount allowed by law to other amounts secured hereby and make written demand upon Buyer for immediate payment of the cost of such insurance and finance charge thereon. The failure of Buyer to make such payment within ten (10) days after the demand therefore shall be considered a default of the obligations of Buyer. Seller is under no obligation or has no duty to pay premiums for such insurance. Any balance of insurance proceeds remaining after payment in full of all amounts secured hereunder shall be paid to Buyer.

     TAXES, LIENS, ASSESSMENTS, CHARGES, AND ENCUMBRANCES: Buyer will keep the property and improvements free from liens and other security interests, and will promptly pay all taxes, assessments, charges, liens or encumbrances now or hereafter affecting the property and improvements and, if the property and improvements is on or attached to realty by Buyer, the realty on which the property or improvements is located. If Buyer fails to pay or discharge any such lien Seller may at its option: (a) declare the contract/note in default, or (b) pay any such amount, adding the amount paid and a finance charge thereon in the maximum amount allowed by law to other amounts secured hereby and make written demand upon Buyer for immediate payment of the amount of taxes paid and the finance charge thereon. The failure of Buyer to make such payment within ten (10) days after the demand therefore shall be considered a default of the obligations of Buyer. Seller is under no obligation or has no duty to pay for taxes or any other such liens.

     ACCELERATION AND ATTORNEY'S FEES: In the event of default in any of the terms or obligations by Buyer, Seller may accelerate and declare the entire unpaid balance immediately due and payable, without refund or rebate except that resulting from the application of the Rule of 78's. Buyer agrees, in the event of default, to pay reasonable attorney's fees in the enforcement hereof, and referral to an attorney not a salaried employee of Seller.

     ASSUMPTION: A subsequent purchaser of the real estate which secures this loan may not be permitted to assume the remaining obligation on its original terms.

     MISCELLANEOUS: Buyer certifies that there is not and will not be any extension of credit in connection with the sale of the property improvements herein described other than that evidenced by this contract. Buyer shall obtain all necessary government permits and shall make or bear all expense of making changes in his property required by law or government regulations.

     Buyer certifies that the credit information furnished by him in connection with this sale is true and complete.

     Seller shall not be liable for delays or damages caused by strikes, material or labor shortages or other conditions beyond Seller's control. Seller assumes no responsibility for seeking any license, permit or authorization to do the work, labor and services provided for herein.

     No representations, promises or warranties, express or implied, have been made to Buyer with respect to the property improvements sold, pursuant to this contract, except as specified herein. It is expressly agreed that Seller make NO WARRANTIES whatsoever of any nature, including any IMPLIED WARRANTIES OF MERCHANTABILITY and FITNESS FOR A PARTICULAR PURPOSE, except as to title.

     Seller may assign this contract, and any assignee shall take and have the benefit of all of Seller's rights hereunder.

     Buyer authorizes Seller to release to credit bureaus, credit interchanges and other grantors of credit, such information relating to this transaction and Buyer's creditworthiness, as may be determined pertinent by such Seller.

     Buyer hereby authorizes Seller to mail to Buyer any credit card, coupon book, or similar device, for purpose of establishing Buyer's identity and credit.

     Any provision hereof contrary to prohibited by or invalid under applicable laws or regulations shall be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining provisions hereof.

     Buyer acknowledges that this contract is subject to Buyer's credit being approved by Seller.

     It shall be a default in this Agreement if any payment is not made when due or Buyer shall become insolvent or make an assignment for the benefit of creditors, or if Buyer shall institute or there shall be instituted against Buyer any bankruptcy, insolvency, or debt adjustment proceeding, or if Buyer shall default in any of the other terms of this Agreement. Demand, protest and notice of protest, and all requirements necessary to hold Buyer liable are hereby waived.

     Words used in this instrument in the singular include the plural, and the plural, the singular. The pronouns used herein are in the masculine gender but shall be construed as feminine or neuter as occasion may require.

                                    NOTICE
ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR
SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

                                  ASSIGNMENT

TO:  REMODELERS NATIONAL FUNDING CORP.

     To induce you to purchase the within instrument, signed by one or more Buyers (herein called "Buyer"), the undersigned warrants that (1) Buyer's credit statement submitted herewith is substantially true; (2) Buyer was legally competent and authorized to contract at the time of the execution of said instrument; (3) said instrument arose from the bona fide sale and delivery and installation by undersigned of goods, equipment and labor which became a part of the alteration and improvement of real property ("Improvements"); (4) Buyer had no right to rescind the above described contract or if such right existed that due and proper notice of the existence of such right was given and such right was not exercised; (5) the down payment for such Improvements was made by Buyer in cash and not its equivalent unless otherwise specified, and no part thereof was loaned directly or indirectly by the undersigned to Buyer; (6) there in now owing on said instrument the amount as set forth therein; (7) said instrument and all guarantees submitted in connection therewith are in all respects legally enforceable against each purported signatory thereof; (8) title to the realty into or upon which such Improvements were installed will be vested in Buyer free and clear of all liens and judgments other than the lien created in connection with this contract and, except as may be specifically notified by the undersigned to you in writing or in Buyer's credit application, all other liens or encumbrances whatsoever; (9) the undersigned has the right to assign said instrument and thereby convey good title to it and to said property.

     For value received, the undersigned hereby assigns to you all its interest in said instrument and any guarantees thereof and/or Contract for Labor and Materials and Trust Deed, other collateral or additional security securing same and authorizes you to do everything necessary to collect and discharge the same. With respect to any such guarantees, Contract for Labor and Materials and Trust Deed, other collateral or additional security, the undersigned makes those warranties set forth in (2), (3), (7), (8) and (9) of this Assignment.

     All the terms of any existing written agreements between the undersigned and you are made a part hereof by reference, and undersigned understands that you rely upon the above warranties and upon said agreements in purchasing said instrument.

     It is expressly provided hereby that the commencement and/or prosecution of any legal proceeding against the Buyer shall not release the undersigned from undersigned's obligations hereunder, and in said agreements, with you.

Date:
      -----------------------, ----    ---------------------------------------
                                                       (Seller)


                                       By
                                          ------------------------------------

                                       Its
                                          ------------------------------------





SF-TX-01-2(Rev. 10/93)                                        Initial_________